SECURITIES AND EXCHANGE COMMISSION


Washington, DC 20549




FORM 8-K


CURRENT REPORT




Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event report):  December 3, 1997




RYAN'S FAMILY STEAK HOUSES, INC.
(Exact name of registrant as specified in its charter)




South Carolina	0-10943	57-0657895
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		No.)


405 Lancaster Avenue (29650)
Post Office Box 100
Greer, SC 29652

(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (864) 879-1000



	(No change)
(Former name or former address, if changed since last report)


Item 5.	Other Events.

On December 8, 1997, Ryan's Family Steak Houses, Inc. (the "Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the 4-week period ended December 3, 1997 (referred to therein as the month of November), which information is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits

		20.1 November sales information issued December 8, 1997


SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		RYAN'S FAMILY STEAK HOUSES, INC.
		(Registrant)

		By:	/s/Fred T. Grant, Jr.

		Name:	Fred T. Grant, Jr.

		Title:	Vice President-Finance

		Date:	December 8, 1997